UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                     DATE OF FISCAL YEAR END: APRIL 30, 2007

                    DATE OF REPORTING PERIOD: APRIL 30, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.

                            CAMBIAR OPPORTUNITY FUND
                        CAMBIAR INTERNATIONAL EQUITY FUND
                            CAMBIAR CONQUISTADOR FUND
                        Annual Report      April 30, 2007
                         The Advisors' Inner Circle Fund



                             [LOGO OMITTED] CAMBIAR INVESTORS




                                            MANAGER FOR ALL SEASONS





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THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR FUNDS
                                                                  APRIL 30, 2007

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                          TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1

Schedules of Investments ..................................................   10

Statements of Assets and Liabilities ......................................   21

Statements of Operations ..................................................   22

Statements of Changes in Net Assets .......................................   23

Financial Highlights ......................................................   26

Notes to Financial Statements .............................................   30

Report of Independent Registered Public Accounting Firm ...................   40

Trustees and Officers of The Advisors' Inner Circle Fund ..................   42

Disclosure of Fund Expenses ...............................................   50

Notice to Shareholders ....................................................   52

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The Funds file their complete  schedules of investments  with the Securities and
Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the
operation   of  the  Public   Reference   Room  may  be   obtained   by  calling
1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission's website at http://www.sec.gov.

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
                                                          CAMBIAR INVESTORS, LLC
                                                              SHAREHOLDER LETTER
                                                                  APRIL 30, 2007

Dear Shareholders:

Financial markets around the world appreciated steadily in the 12 months ending April 30th, 2007. International indexes fared somewhat better than U.S. indexes, particularly when adjusted into U.S. dollar terms, as most foreign currencies increased in value relative to the dollar. Most, if not all, of the same broad investment and global macroeconomic themes that have prevailed since mid-2004 remain in effect as of this writing. Economic growth is strong worldwide. Global GDP should rise by 3.5% - 3.7% in 2007, slightly below 2006 growth of 3.9%, but overall the 2004-2007 time period will be statistically among the fastest four-year surges on record. The rapid industrialization of populous nations such as China and India, alongside such above-trend growth in developed nations, have strained global supplies of various strategic commodities leading to persistently high prices for various metals and hydrocarbons. Though inflation statistics in the U.S. and in Europe are above various long range targets, the higher commodity price inputs have not to date translated into a 1970's style inflationary spiral due to structurally high productivity in most industrial sectors and rampant globalization benefits. The costs of producing manufactured products and non-localized services continue to fall, offsetting the higher physical input costs. Consequently, interest rates have not risen materially at the longer end of the yield curve. As was the case a year ago, the financial press' regular targets for hand-wringing are the magnitude of the United States' external trade deficit (it's big and structural and not likely to get better anytime soon) and the residential property sector (it's oversupplied). The former has led to a slow but steady loss of value of the U.S. dollar, while the latter seems to be in the early phases of self-correcting.

In short, world economies and financial markets have benefited from a virtuous circle of above-trend growth, high business confidence and activity, consistently available credit and liquidity, and benign political considerations. If this constructive backdrop does not change appreciably in the coming fiscal year, we would expect equity returns to remain strong and potentially above historic averages of 8-9% per year. On balance, this is what we think is more likely to occur. However, conditions inevitably do change, and it is worth contemplating their sources of vulnerability as well.

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

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THE INFLUENCE OF CREDIT MARKETS AND LEVERAGED BUYERS

Credit market conditions and equity market conditions have always been closely linked. However, the linkage has become increasingly influential to equity pricing. Pervasively high amounts of liquidity are available in credit markets to all manner of market participants, notably private buyers. There is a confluence of incidental factors creating these conditions. The glut of lendable funds may be caused by several elements, such as excess profits by commodity-producing countries, the desire of China and Japan to manage their exchange rates so as to benefit their exporting industries (they effectively recycle excess dollars into bond markets), and aggressive retirement savings targets by private constituents. Lenders seem willing to tolerate relaxed credit risk factors, enabled in no small part by the huge growth in the credit default-swap market (which allows lenders to manage their credit risk profiles much more precisely than in the past).

The abundant liquidity has enabled a feeding frenzy by private equity firms of publicly traded companies whose underlying business characteristics provide reasonably attractive debt service capacities and/or secured lending terms. There are distinct advantages, historically, for companies to remain in private versus public hands. Historically the valuation premium and thereby the lower cost of capital afforded by a public capital structure has more than offset such benefits; but cheaper credit entails higher theoretical private market valuations. Today, not only are the private market asking prices higher, the punitive nature of the post-bubble regulatory and corporate governance environment has led many public company managements to conclude life would be better on the other side.

The net effect of the leveraged buyout ("LBO") boom and the historically generous credit conditions has become quite profound in global stock markets - not just because public companies are exiting the marketplace itself so much as in the effect it is having on investors and how they look at valuing businesses. The textbook definition of a stock's "value" is the sum of its future cash flows discounted by the appropriate equity risk factor over a long investment horizon. Whether the underlying business grows rapidly or slowly is to some extent academic to the exercise provided that one could know in advance what the underlying business' trajectory would be. Therein lies the challenge - the growth rate and precise cash flows are unknowable with precision and therefore one must project forward. Value investors have tended to favor the greater degree of certainty afforded by companies with high near term cash generating capacities, while growth investors have tended to focus on

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

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businesses with open-ended  futures,  weighing more heavily the back end of such calculations. Because such long-term forecasting is inherently harder than shorter term forecasting and is highly subjective in nature, value investors have statistically performed better over very long (10-20 year) investment cycles, though growth styles can and have outperformed value styles at several points along the way.

But with corporate buyouts running rampant, a somewhat different set of financial considerations receive priority. Whereas long-term growth rates, cash generation, and risk premiums may be the critical factors to investors at large, the ability of a business to shoulder large amounts of debt or its possession of certain physical or franchise assets that could be sold quickly (enabling a rapid debt paydown) has begun to dominate investor thinking. Conversely, businesses with strong long-term franchises but with somewhat erratic year to year cash flow dynamics have become comparatively less valuable in the marketplace, as they cannot be leveraged as easily and are not "LBO-able" as such. Perhaps unsurprisingly, this is where we are seeing the most interesting investment opportunities, as businesses possessing such characteristics have languished of late relative to others.

It would be a bit too strong to suggest that the private equity bonanza has created a valuation bubble among the more easily leveraged kinds of businesses in the marketplace. But some anecdotal evidence does argue for some caution in a number of sectors where buyout activity has been rampant. In perhaps the ultimate irony, a number of the top private equity firms in the U.S. and abroad have announced plans to go public and float their equity on major exchanges.

Given the pervasive impact of private market valuation measures, the (seemingly) weekly private buyouts, and the market having re-prioritized valuation methods to some extent, the upshot is that stocks in aggregate are in the process of becoming increasingly vulnerable to a change in global liquidity supply conditions. It is entirely possible that markets may continue to grind higher in the next 12 months notwithstanding, and herein lies the risk/return tradeoff. Liquidity is in a word, plentiful, to the point where some rather counter-intuitive financial relationships have been able to persist for an extended time period. The global liquidity supply glut is most notable in the government bond markets, where since July 2006 the U.S. Treasury yield curve has been inverted with short-term yields exceeding those of longer durations by 50-75 basis points. Typically, long-term yields exceed short-term yields because investors demand a premium for longer term uncertainties. An inversion has historically signaled an imminent collapse in economic activity. What

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
makes this inversion unusual is that it has persisted for almost four quarters with still no tangible signs of a pending recession or conditions even approximating one. There are various explanations for this, particularly technical factors such as foreign government treasury allocation choices that may be artificially depressing yields at the longer end of the curve, or the large growth of other liability/duration matching obligations and requirements creating excess demand. More simply, there is too much money being recycled into credit markets, leading to odd pricing conditions. Similarly, the spread between lower quality (junk) corporate credits and risk-free government obligations has fallen, steadily, to ever new lows over the past few years. As was witnessed in the meltdown of certain segments of the U.S. subprime mortgage market, lenient credit conditions often contain the seeds of their own demise. Liquidity is by nature ephemeral and tends to disappear at inconvenient times. We shall see.

CONSUMERS AND CREDIT

The financial community has waged an active debate over the past couple of years about the ongoing health of the U.S. consumer, despite few tangible signs of deterioration. Americans like to spend, and spending generally tracks disposable income growth. The risk factors center around substantial energy price inflation and broad weakness in the housing market impacting disposable discretionary income and perceived net worth, respectively. It is possible that we have seen the worst of a "fear premium" expressed in energy prices and that they may settle into a less threatening trading range. The market appears adequately supplied based on current production and new projects. But it is a good deal trickier to sound some sort of all-clear signal about housing. U.S. homeowners have become aggressive users of sophisticated financial products such as adjustable rate mortgages ("ARMs"), negatively amortizing ARMs, and various sorts of mortgage-equity withdrawal loans. There is not a lot of good history following periods of exponential growth of new and financially complex lending products in the hands of the average consumer. Such concerns are reinforced by what may potentially be inflated property values collateralizing such loans. As ARMs reset at higher rates, homeowners unable to meet the new terms may ultimately have negative equity in the event of a forced sale. Should banks tighten lending standards in the wake of a rash of negative equity defaults, one could see a bad situation get ugly.

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

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So far it is a bit early to say  whether  there may be  anything  more than mild collateral damage in the credit markets. Home prices have cooled and equity withdrawals have declined over the past year, yet there has been no evidence of an impact on consumer spending to date. These issues have been mitigated by the low interest rate environment, thus enabling homeowners to continue to reset their mortgage payments at tolerable levels. With unemployment near 40-year lows at 4.5% and steady personal income growth, the outlook for the consumer remains stable.

Predicting what the market will or will not react favorably to is generally a feckless exercise. We do note that given the very strong performance of the equity markets in the last 12 months, some portion of the anticipated profit growth of 2007-2008 may already be reflected in current valuations. In effect, last year's strong performance may have pulled forward some of this year's potential gains and may limit the market's near term return potential. That said, we are still finding a lot of attractive situations and feel constructive about the potential for equity returns.

Sincerely,

/s/ Brian M. Barish

Brian M. Barish
President
Cambiar Investors LLC

THIS   REPRESENTS  THE  MANAGERS'   ASSESSMENT  OF  THE  PORTFOLIOS  AND  MARKET
ENVIRONMENT AT A PARTICULAR POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

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                        DEFINITION OF COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

MORGAN STANLEY MSCI EAFE(R) INDEX is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of May 2006, the MSCI EAFE INDEX consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 2000(R) INDEX is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500(TM) INDEX is a market capitalization-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

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THE ADVISORS' INNER CIRCLE FUND                                 CAMBIAR
                                                                OPPORTUNITY FUND

--------------------------------------------------------------------------------

Growth of a $10,000 Investment(1)

--------------- ---------- -------------- -------------- --------------
                             Annualized     Annualized     Annualized
                  1 Year       3 Year         5 Year      Inception to
Class             Return       Return         Return          Date
--------------- ---------- -------------- -------------- --------------
Investor          12.37%       12.97%         11.09%         12.71
--------------- ---------- -------------- -------------- --------------
Institutional     12.67%         N/A            N/A          15.82%
--------------- ---------- -------------- --------------- -------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  CAMBIAR
                OPPORTUNITY    S&P 500
                   FUND         INDEX
6/30/98*         $10,000       $10,000
1999              12,345        11,910
2000              15,216        13,117
2001              17,595        11,416
2002              17,011         9,974
2003              14,576         8,646
2004              19,959        10,625
2005              21,911        11,298
2006              25,608        13,039
2007              28,776        15,027

                          PERIODS ENDED ON APRIL 30TH

(1) RETURNS SHOWN REPRESENT THE PERFORMANCE OF THE INVESTOR CLASS. THE PERFORMANCE OF THE INSTITUTIONAL CLASS MAY VARY AS A RESULT OF SHAREHOLDER SERVICING FEES PAID BY THE INVESTOR CLASS. INVESTOR CLASS SHARES WERE OFFERED BEGINNING JUNE 30, 1998 AND INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING NOVEMBER 3, 2005.

*     BEGINNING OF OPERATIONS.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED
RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. INDEX RETURNS ASSUME REINVESTMENT
     OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE
 PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY
                             IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 6.

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THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

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Growth of a $10,000 Investment(1)

---------- -------------- -------------- --------------
             Annualized     Annualized     Annualized
  1 Year       3 Year         5 Year      Inception to
  Return       Return         Return          Date
---------- -------------- -------------- --------------
  15.61%       17.94%         13.79%         13.39%
---------- -------------- -------------- --------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 CAMBIAR
              INTERNATIONAL   MORGAN STANLEY
               EQUITY FUND    MSCI EAFE INDEX
9/02/97*         $10,000         $10,000
1998              11,029          11,252
1999              10,990          12,320
2000              19,099          14,032
2001              18,579          11,744
2002              17,669          10,114
2003              13,518           8,469
2004              20,544          11,876
2005              22,315          13,651
2006              29,154          18,223
2007              33,705          21,833

                          PERIODS ENDED ON APRIL 30TH

(1) RETURNS PRIOR TO SEPTEMBER 9, 2002, REPRESENT THE PERFORMANCE OF THE CAMBIAR INTERNATIONAL EQUITY TRUST, A DELAWARE BUSINESS TRUST (THE "PREDECESSOR INTERNATIONAL FUND"). THE PREDECESSOR INTERNATIONAL FUND WAS MANAGED BY THE SAME ADVISOR WHO CURRENTLY MANAGES THE FUND AND HAD IDENTICAL INVESTMENT OBJECTIVES AND STRATEGIES.

* THE FUND'S INCEPTION DATE IS SEPTEMBER 9, 2002. THE INCEPTION OF THE PREDECESSOR INTERNATIONAL FUND IS SEPTEMBER 2, 1997. INDEX COMPARISONS BEGIN ON SEPTEMBER 30, 1997.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED
RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. INDEX RETURNS ASSUME REINVESTMENT
     OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE
 PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY
                             IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 6.

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THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

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Growth of a $10,000 Investment

---------- --------------
             Annualized
  1 Year    Inception to
  Return        Date
---------- --------------
  12.63%       24.14%
---------- --------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             CAMBIAR
          CONQUISTADOR     RUSSELL 2000     RUSSELL 2500
              FUND            INDEX             INDEX
8/31/04*    $10,000          $10,000          $10,000
2005         11,209           10,659           10,964
2006         15,803           14,226           14,292
2007         17,799           15,340           15,811

                           PERIODS ENDED ON APRIL 30TH

*     BEGINNING OF OPERATIONS.

++ THE FUND'S BENCHMARK WAS CHANGED FROM THE RUSSELL 2500 INDEX TO THE RUSSELL 2000 INDEX. THE FUND'S INVESTMENT STRATEGY IS BETTER MEASURED AGAINST THIS INDEX.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED
RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. INDEX RETURNS ASSUME REINVESTMENT
     OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE
 PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY
                             IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 6.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND
                                                        APRIL 30, 2007

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Insurance                                    14.6%
Semi Conductors & Equipment                  11.5%
Petroleum & Fuel Products                    10.7%
Retail                                        6.9%
Food, Beverage & Tobacco                      6.2%
Pharmaceuticals                               5.4%
Broadcasting, Newspapers & Advertising        4.3%
Business Services                             4.1%
Options                                       4.0%
Communications and Media                      3.6%
Biotechnology                                 3.3%
Consumer Staples                              3.3%
Telephone & Telecommunications                3.3%
Computer Software                             2.6%
Agriculture                                   2.4%
Hotel & Lodging                               2.4%
Electronics Manufacturer                      2.2%
Banking                                       2.1%
Medical Products & Services                   2.1%
Offshore Drilling                             1.9%
Drugs                                         1.6%
Computers & Services                          1.1%
Short-Term Investment                         0.4%

+     PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK - 95.8%
--------------------------------------------------------------------------------

                                                     SHARES           VALUE
                                                  ------------   ---------------

AGRICULTURE -- 2.4%
   Archer-Daniels-Midland ....................       1,640,000   $   63,468,000
                                                                 ---------------

BANKING -- 2.1%
   Washington Mutual .........................       1,300,000       54,574,000
                                                                 ---------------

BIOTECHNOLOGY -- 3.3%
   Amgen* ....................................       1,350,000       86,589,000
                                                                 ---------------

BROADCASTING, NEWSPAPERS & ADVERTISING -- 4.3%
   Interpublic Group* ........................       3,700,000       46,916,000
   WPP Group ADR .............................         900,000       66,834,000
                                                                 ---------------
                                                                    113,750,000
                                                                 ---------------

BUSINESS SERVICES -- 4.1%
   Western Union .............................       5,200,000      109,460,000
                                                                 ---------------

COMMUNICATIONS & MEDIA -- 3.6%
   AT&T ......................................       1,540,000       59,628,800
   DIRECTV Group* ............................       1,500,000       35,760,000
                                                                 ---------------
                                                                     95,388,800
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND
                                                        APRIL 30, 2007

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES           VALUE
                                                  ------------   ---------------
COMPUTER SOFTWARE -- 2.6%
   Microsoft .................................       2,300,000   $   68,862,000
                                                                 ---------------

COMPUTERS & SERVICES -- 1.1%
   Diebold ...................................         602,500       28,721,175
                                                                 ---------------

CONSUMER STAPLES -- 3.3%
   CVS/Caremark ..............................       2,400,000       86,976,000
                                                                 ---------------

ELECTRONICS MANUFACTURER -- 2.2%
   Flextronics International Ltd.* ...........       5,200,000       57,980,000
                                                                 ---------------

FOOD, BEVERAGE & TOBACCO -- 6.3%
   Altria Group ..............................       1,030,000       70,987,600
   ConAgra Foods .............................       2,170,000       53,338,600
   Sysco .....................................       1,250,000       40,925,000
                                                                 ---------------
                                                                    165,251,200
                                                                 ---------------

HOTELS & LODGING -- 2.4%
   Boyd Gaming ...............................         500,000       22,750,000
   Wyndham Worldwide* ........................       1,200,000       41,520,000
                                                                 ---------------
                                                                     64,270,000
                                                                 ---------------

INSURANCE -- 14.6%
   ACE Ltd. ..................................       1,025,000       60,946,500
   Allstate ..................................       1,300,000       81,016,000
   Assured Guaranty Ltd. .....................       2,000,000       56,420,000
   ING Groep ADR .............................       1,000,000       45,610,000
   MBIA ......................................       1,270,000       88,341,200
   Travelers Companies .......................       1,000,000       54,100,000
                                                                 ---------------
                                                                    386,433,700
                                                                 ---------------

MEDICAL PRODUCTS & SERVICES -- 2.1%
   Cigna .....................................         360,000       56,012,400
                                                                 ---------------

OFFSHORE DRILLING -- 1.9%
   GlobalSantaFe .............................         800,000       51,144,000
                                                                 ---------------

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND
                                                        APRIL 30, 2007

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES           VALUE
                                                  ------------   ---------------
PETROLEUM & FUEL PRODUCTS -- 10.7%
   Baker Hughes ..............................       1,050,000   $   84,409,500
   Chevron ...................................         600,000       46,674,000
   El Paso ...................................       4,500,000       67,500,000
   Halliburton ...............................       2,650,000       84,190,500
                                                                 ---------------
                                                                    282,774,000
                                                                 ---------------

PHARMACEUTICALS -- 7.0%
   Barr Pharmaceuticals* .....................         850,000       41,106,000
   Sanofi-Aventis ADR ........................       1,350,000       61,911,000
   Wyeth .....................................       1,450,000       80,475,000
                                                                 ---------------
                                                                    183,492,000
                                                                 ---------------

RETAIL -- 7.0%
   Home Depot ................................       1,700,000       64,379,000
   Limited Brands ............................       1,850,000       51,004,500
   Target ....................................       1,150,000       68,275,500
                                                                 ---------------
                                                                    183,659,000
                                                                 ---------------

SEMI CONDUCTORS & EQUIPMENT -- 11.5%
   Cadence Design Systems* ...................       1,800,000       39,960,000
   Infineon Technologies* ....................       7,000,000      109,480,982
   Intel .....................................       5,000,000      107,500,000
   Qimonda ADR* ..............................       3,250,000       47,775,000
                                                                 ---------------
                                                                    304,715,982
                                                                 ---------------

TELEPHONES & TELECOMMUNICATIONS -- 3.3%
   Ericsson (LM) Telephone, Cl B .............      22,500,000       87,204,752
                                                                 ---------------

   TOTAL COMMON STOCK
      (Cost $2,152,734,548) ..................                    2,530,726,009
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND
                                                        APRIL 30, 2007

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIONS -- 4.0%
--------------------------------------------------------------------------------

                                                     SHARES           VALUE
                                                  ------------   ---------------
   Amgen, Call, Expires 10/20/07,
      Strike Price $50.00 ....................           5,000   $    7,700,000
   Bank Of America, Call, Expires 01/17/09,
      Strike Price $40.00 ....................           8,000        9,440,000
   Bank Of America, Call, Expires 11/17/07,
      Strike Price $42.50 ....................          15,000       13,350,000
   CVS/Caremark,Call, Expires 01/17/09,
      Strike Price $20.00 ....................          10,000       17,700,000
   Home Depot, Call, Expires 01/17/09,
      Strike Price $25.00 ....................           6,000        8,400,000
   Intel, Call, Expires 01/17/09,
      Strike Price: $15.00 ...................          30,000       22,800,000
   Intel, Call, Expires 01/19/08,
      Strike Price: $15.00 ...................          15,000       10,425,000
   Wyeth, Call, Expires 01/19/08,
      Strike Price: $35.00 ...................           7,000       14,700,000
                                                                 ---------------
   TOTAL OPTIONS
      (Cost $91,253,949) .....................                      104,515,000
                                                                 ---------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (A) -- 0.4%
--------------------------------------------------------------------------------
   HighMark Diversified Money Market Fund,
      Fiduciary Cl, 4.970%
      (Cost $11,588,792) .....................      11,588,792       11,588,792
                                                                 ---------------

   TOTAL INVESTMENTS -- 100.2%
      (Cost $2,255,577,289) ..................                   $2,646,829,801
                                                                 ===============

      PERCENTAGES ARE BASED ON NET ASSETS OF $2,642,212,457.

  *   NON-INCOME PRODUCING SECURITY

(A)   THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF APIL 30, 2007.

ADR   AMERICAN DEPOSITARY RECEIPT

 CL   CLASS

LTD.  LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND
                                                           APRIL 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Banks                                          11.1%
Semi Conductors                                 9.8%
Insurance                                       9.2%
Telephones & Telecommunications                 8.5%
Food, Beverage & Tobacco                        6.7%
Automotive                                      6.5%
Broadcasting, Newspapers & Advertising          6.4%
Warrants                                        4.6%
Business Services                               4.5%
Metals & Mining                                 4.3%
Computers & Services                            3.6%
Petroleum Refining                              3.5%
Miscellaneuous Business Services                3.1%
Drugs                                           2.9%
Medical Products & Services                     2.9%
Chemicals                                       2.3%
Building & Construction Supplies                2.1%
Real Estate                                     2.1%
Wholesale                                       2.0%
Retail                                          1.8%
Entertainment                                   1.4%
Short-Term Investment                           0.7%

+     PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK - 94.3%
--------------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                  ------------      ------------
CANADA -- 1.2%
   Kinross Gold* .............................          36,200      $   482,546
                                                                    ------------
CHINA -- 0.2%
   China Molybdenum Ltd.* ....................          40,000           63,826
                                                                    ------------
FRANCE -- 4.9%
   Lafarge ...................................           5,000          811,802
   Sanofi-Aventis ADR ........................          25,000        1,146,500
                                                                    ------------
                                                                      1,958,302
                                                                    ------------
GERMANY -- 27.8%
   Bayerische Motoren Werke ..................          26,000        1,599,417
   Depfa Bank ................................          40,000          741,679
   Deutsche Post .............................          35,000        1,205,022
   GEA Group* ................................          40,000        1,167,110
   Infineon Technologies ADR* ................         110,000        1,708,300
   Muenchener Rueckversicherungs .............           9,500        1,687,662
   Qimonda ADR* ..............................          60,000          882,000
   Siemens ADR ...............................           9,200        1,112,924
   Wacker Chemie .............................           5,000          908,783
                                                                    ------------
                                                                     11,012,897
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND
                                                           APRIL 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                  ------------      ------------
GREECE -- 1.9%
   Greek Postal Savings Bank .................          31,000      $   740,952
                                                                    ------------
HONG KONG -- 7.4%
   Lenovo Group Ltd. .........................       3,600,000        1,436,629
   Noble Group ...............................         650,000          674,072
   Shun Tak Holdings Ltd. ....................         600,000          835,004
                                                                    ------------
                                                                      2,945,705
                                                                    ------------
IRELAND -- 1.9%
   Bank of Ireland ...........................          35,000          751,244
                                                                    ------------
ISRAEL -- 2.9%
   Teva Pharmaceutical ADR ...................          30,000        1,149,300
                                                                    ------------
JAPAN -- 3.8%
   Honda Motor ...............................          28,000          964,040
   Sega Sammy Holdings .......................          25,000          565,687
                                                                    ------------
                                                                      1,529,727
                                                                    ------------
NETHERLANDS -- 6.5%
   Corporate Express .........................          58,000          779,365
   Heineken ..................................          14,000          749,474
   ING Groep .................................          23,000        1,047,708
                                                                    ------------
                                                                      2,576,547
                                                                    ------------
NORWAY -- 0.8%
   Petroleum Geo-Services ADR ................          11,400          313,956
                                                                    ------------
SPAIN -- 2.6%
   Telefonica ADR ............................          15,000        1,014,750
                                                                    ------------
SWEDEN -- 3.4%
   Ericsson (LM) Telephone ADR ...............          35,000        1,335,950
                                                                    ------------
SWITZERLAND -- 4.6%
   Nestle ....................................           2,300          911,290
   Swiss Life Holding ........................           3,500          901,640
                                                                    ------------
                                                                      1,812,930
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND
                                                           APRIL 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                  ------------      ------------
TAIWAN -- 5.8%
   ASE Test* .................................         100,000      $ 1,283,000
   Chunghwa Telecom Ltd. ADR .................          50,860        1,012,114
                                                                    ------------
                                                                      2,295,114
                                                                    ------------
UNITED KINGDOM -- 18.6%
   BP ADR ....................................          16,000        1,077,120
   British Sky Broadcasting Group ............         110,000        1,259,984
   Britvic ...................................         140,000          964,761
   Lloyds TSB Group ..........................          85,000          981,602
   Royal Bank of Scotland Group ..............          30,000        1,148,755
   Ted Baker .................................          57,000          700,860
   WPP Group .................................          85,000        1,258,617
                                                                    ------------
                                                                      7,391,699
                                                                    ------------
   TOTAL COMMON STOCK
      (Cost $28,037,816) .....................                       37,375,445
                                                                    ------------

--------------------------------------------------------------------------------
WARRANTS -- 4.6%
--------------------------------------------------------------------------------
TAIWAN (A) -- 4.6%
   Acer Participation Certificates,
      Expires 01/17/12* ......................         550,000        1,045,000
   Chi Mei Optoelectronics,
      Expires 04/28/08* ......................         700,000          788,039
                                                                    ------------
   TOTAL WARRANTS
      (Cost $1,859,625) ......................                        1,833,039
                                                                    ------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (B) -- 0.7%
--------------------------------------------------------------------------------
   Union Bank of California Diversified
      Money Market Fund,
      Fiduciary Shares, 4.980%
      (Cost $270,021) ........................         270,021          270,021
                                                                    ------------
   TOTAL INVESTMENTS -- 99.6%
      (Cost $30,167,462) .....................                      $39,478,505
                                                                    ============

      PERCENTAGES ARE BASED ON NET ASSETS OF $39,631,070.

   *  NON-INCOME PRODUCING SECURITY

 (A) THESE EQUITY WARRANTS TRADE IN U.S. DOLLARS ON A ONE FOR ONE BASIS TO THE UNDERLYING STOCK. THE EQUITY WARRANTS ISSUED ARE SUBJECT TO RULE 144A OF THE SECURITY ACT OF 1933. SUCH SECURITIES MAY BE SOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY ON FOREIGN EXCHANGES OR TO QUALIFIED INSTITUTIONAL BUYERS.

 (B)  THE RATE SHOWN IS THE 7-DAY SIMPLE YIELD AS OF APRIL 30, 2007.

 ADR  AMERICAN DEPOSITARY RECEIPT

LTD.  LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND
                                                               APRIL 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Short-Term Investments                         11.8%
Semi Conductors                                11.3%
Retail                                          8.7%
Medical Products & Services                     8.5%
Banks                                           7.0%
Insurance                                       6.2%
Petroleum & Fuel Products                       5.7%
Drugs                                           3.8%
Computer Software                               3.4%
Consumer Staples                                3.3%
Computer Storage & Peripherals                  2.1%
Building Materials                              2.0%
Personal Credit Institutions                    2.0%
Broadcasting, Newspapers & Advertising          1.9%
Consumer Discretionary                          1.9%
Railroad Equipment                              1.9%
Aerospace/Defense Equipment                     1.8%
Computer Hardware & Equipment                   1.8%
Entertainment                                   1.8%
Pharmaceuticals                                 1.8%
Printing & Publishing                           1.8%
Food, Beverage & Tobacco                        1.7%
Apparel/Textiles                                1.6%
Electronic Equipment & Instrumentation          1.5%
Chemicals                                       1.4%
Offshore Drilling                               1.4%
Construction & Engineering Equipment            1.0%
Industrial/Machinery                            0.9%

+     PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK - 88.5%
--------------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                  ------------      ------------
AEROSPACE/DEFENSE EQUIPMENT -- 1.8%
   Alliant Techsystems* ......................          13,900      $ 1,294,507
                                                                    ------------

APPAREL/TEXTILES -- 1.6%
   Quiksilver* ...............................          86,000        1,143,800
                                                                    ------------

BANKS -- 7.0%
   BankAtlantic Bancorp, Cl A ................         122,000        1,176,080
   BankUnited Financial, Cl A ................          65,600        1,420,240
   Pacific Capital Bancorp ...................          42,900        1,155,297
   UCBH Holdings .............................          71,600        1,285,936
                                                                    ------------
                                                                      5,037,553
                                                                    ------------

BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.9%
   ADC Telecommunications* ...................          74,000        1,361,600
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND
                                                               APRIL 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                  ------------      ------------
BUILDING MATERIALS -- 2.0%
   Watsco ....................................          26,700      $ 1,419,639
                                                                    ------------

CHEMICALS -- 1.4%
   Cytec Industries ..........................          18,600        1,021,140
                                                                    ------------

COMPUTER HARDWARE & EQUIPMENT -- 1.8%
   Gateway* ..................................         600,000        1,314,000
                                                                    ------------

COMPUTER SOFTWARE -- 3.4%
   Epicor Software* ..........................          77,400        1,122,300
   Parametric Technology* ....................          75,000        1,332,750
                                                                    ------------
                                                                      2,455,050
                                                                    ------------

COMPUTER STORAGE & PERIPHERALS -- 2.1%
   Smart Modular Technologies* ...............         115,000        1,529,500
                                                                    ------------

CONSTRUCTION & ENGINEERING EQUIPMENT -- 1.0%
   H&E Equipment Services* ...................          30,000          709,800
                                                                    ------------

CONSUMER DISCRETIONARY -- 2.0%
   Great Wolf Resorts* .......................         111,100        1,409,859
                                                                    ------------

CONSUMER STAPLES -- 3.3%
   Elizabeth Arden* ..........................          42,000          945,420
   Prestige Brands Holdings* .................         112,300        1,461,023
                                                                    ------------
                                                                      2,406,443
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTATION -- 1.5%
   Electro Scientific Industries* ............          51,700        1,065,020
                                                                    ------------

ENTERTAINMENT -- 1.9%
   Scientific Games, Cl A* ...................          40,300        1,341,587
                                                                    ------------

FOOD, BEVERAGE & TOBACCO -- 1.7%
   Del Monte Foods ...........................         104,400        1,211,040
                                                                    ------------

INDUSTRIAL/MACHINERY -- 0.9%
   Kennametal ................................           9,300          656,208
                                                                    ------------

INSURANCE -- 6.2%
   American Equity Investment Life Holding ...          89,700        1,224,405
   Aspen Insurance Holdings Ltd. .............          45,900        1,216,809
   Max Re Capital Ltd.* ......................          46,100        1,235,480
   Security Capital Assurance Ltd. ...........          24,800          796,080
                                                                    ------------
                                                                      4,472,774
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND
                                                               APRIL 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                  ------------      ------------
MEDICAL PRODUCTS & SERVICES -- 8.5%
   Amedisys ..................................          42,332      $ 1,327,108
   Emdeon* ...................................          79,500        1,283,130
   inVentiv Health* ..........................          27,300        1,036,035
   PolyMedica ................................          27,700        1,120,188
   Symmetry Medical* .........................          82,000        1,393,180
                                                                    ------------
                                                                      6,159,641
                                                                    ------------

OFFSHORE DRILLING -- 1.4%
   Atwood Oceanics* ..........................          16,400        1,031,560
                                                                    ------------

PERSONAL CREDIT INSTITUTIONS -- 2.1%
   Advance America Cash Advance Centers ......          86,500        1,482,610
                                                                    ------------

PETROLEUM & FUEL PRODUCTS -- 5.7%
   Oil States International ..................          42,000        1,425,060
   Superior Energy Services* .................          36,000        1,307,880
   Tetra Technologies* .......................          52,700        1,396,023
                                                                    ------------
                                                                      4,128,963
                                                                    ------------

PHARMACEUTICALS -- 5.6%
   KV Pharmaceutical, Cl A* ..................          51,400        1,336,914
   PDL BioPharma* ............................          54,500        1,376,670
   Sciele Pharma* ............................          55,000        1,359,600
                                                                    ------------
                                                                      4,073,184
                                                                    ------------

PRINTING & PUBLISHING -- 1.8%
   Valassis Communications* ..................          69,700        1,335,452
                                                                    ------------

RAILROAD EQUIPMENT -- 1.9%
   American Railcar Industries ...............          42,500        1,354,050
                                                                    ------------

RETAIL -- 8.7%
   Bebe Stores ...............................          72,600        1,270,500
   Saks ......................................          62,000        1,298,280
   Stage Stores ..............................          55,700        1,228,185
   Tween Brands* .............................          35,500        1,390,180
   Zale* .....................................          39,600        1,105,236
                                                                    ------------
                                                                      6,292,381
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND
                                                               APRIL 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                  ------------      ------------
SEMI CONDUCTORS -- 11.3%
   Cirrus Logic* .............................         175,100      $ 1,449,828
   International Rectifier* ..................          40,700        1,435,896
   Mattson Technology* .......................         127,600        1,290,036
   Microsemi* ................................          62,000        1,432,820
   Semtech* ..................................          96,000        1,384,320
   Vishay Intertechnology* ...................          70,000        1,165,500
                                                                    ------------
                                                                      8,158,400
                                                                    ------------

   TOTAL COMMON STOCK
      (Cost $56,893,518) .....................                       63,865,761
                                                                    ------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.8%
--------------------------------------------------------------------------------
   HighMark Diversified Money Market Fund,
      Fiduciary Cl, 4.970% (A) ...............       2,914,348        2,914,348
   HighMark U.S. Government Money Market Fund,
      Fiduciary Cl, 4.860% (A) ...............       2,914,347        2,914,347
   Union Bank of California Diversified
      Money Market Fund,
      Fiduciary Shares, 4.980% (B) ...........       2,682,669        2,682,669
                                                                    ------------

   TOTAL SHORT-TERM INVESTMENTS
      (Cost $8,511,364) ......................                        8,511,364
                                                                    ------------

   TOTAL INVESTMENTS -- 100.3%
      (Cost $65,404,882) .....................                      $72,377,125
                                                                    ============

      PERCENTAGES ARE BASED ON NET ASSETS OF $72,129,777.

   *  NON-INCOME PRODUCING SECURITY

 (A)  THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF APRIL 30, 2007.

 (B)  THE RATE SHOWN IS THE 7-DAY SIMPLE YIELD AS OF APRIL 30, 2007.

  CL  CLASS

LTD.  LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR FUNDS
                                                                  APRIL 30, 2007

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                   INTERNATIONAL
                                                   OPPORTUNITY         EQUITY      CONQUISTADOR
                                                       FUND             FUND           FUND
                                                  --------------   -------------   ------------
ASSETS:
Cost of securities ............................   $2,255,577,289   $  30,167,462   $ 65,404,882
                                                  ==============   =============   ============

Investments in securities at value ............   $2,646,829,801   $  39,478,505   $ 72,377,125
Foreign Cash (Cost $0, $60,190 and
   $0, respectively) ..........................               --          60,163             --
Receivable for capital shares sold ............        7,230,350         200,536        208,072
Receivable for investment securities sold .....          901,757              --        245,850
Dividend and interest receivable ..............        2,665,369         135,674         32,107
Receivable for dividend tax reclaim ...........          192,123          17,915            141
Prepaid Expenses ..............................           39,844           7,834          8,130
                                                  --------------   -------------   ------------
      Total Assets ............................    2,657,859,244      39,900,627     72,871,425
                                                  --------------   -------------   ------------
LIABILITIES:
Payable for investment securities purchased ...       10,669,002         170,515        596,356
Payable for capital shares redeemed ...........        2,340,606          24,416         26,154
Payable due to Investment Advisor .............        1,931,946          35,481         63,334
Shareholder servicing fees payable ............          364,106           7,984         25,332
Payable due to Administrator ..................          124,094           1,727          2,949
Payable due to Trustees .......................            5,777              52            200
Chief Compliance Officer fees payable .........            5,211              47            165
Other accrued expenses ........................          206,045          29,335         27,158
                                                  --------------   -------------   ------------
      Total Liabilities .......................       15,646,787         269,557        741,648
                                                  --------------   -------------   ------------
   NET ASSETS .................................   $2,642,212,457   $  39,631,070   $ 72,129,777
                                                  ==============   =============   ============
NET ASSETS CONSIST OF:
Paid-in-Capital ...............................   $2,191,261,347   $  28,804,276   $ 61,969,426
Undistributed net investment income (loss) ....        3,195,278          80,452        (22,039)
Accumulated net realized gain on investments ..       56,520,441       1,431,833      3,210,147
Net unrealized appreciation on investments ....      391,252,512       9,311,043      6,972,243
Net unrealized appreciation (depreciation) on
   foreign currency contracts, foreign
   currencies and translation of other assets
   and liabilities denominated in foreign
   currencies .................................          (17,121)          3,466             --
                                                  --------------   -------------   ------------
   NET ASSETS .................................   $2,642,212,457   $  39,631,070   $ 72,129,777
                                                  ==============   =============   ============
INVESTOR CLASS SHARES:
Net Assets ....................................   $1,676,270,372   $  39,631,070   $ 72,129,777
Total shares outstanding at end of year .......       79,954,974       1,508,360      4,391,185
Net Asset Value, Offering and
   Redemption Price Per Share
   (Net Assets / Shares Outstanding) ..........   $        20.97   $       26.27   $      16.43

INSTITUTIONAL CLASS SHARES:
Net Assets ....................................   $  965,942,085             n/a            n/a
Total shares outstanding at end of year .......       45,997,001             n/a            n/a
Net Asset Value, Offering and
   Redemption Price Per Share
   (Net Assets / Shares Outstanding) ..........   $        21.00             n/a            n/a

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR FUNDS
                                                              FOR THE YEAR ENDED
                                                              APRIL 30, 2007

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                   INTERNATIONAL
                                                   OPPORTUNITY         EQUITY      CONQUISTADOR
                                                       FUND             FUND           FUND
                                                  --------------   -------------   ------------
INVESTMENT INCOME
Dividends .....................................   $   40,026,490   $     937,304   $    338,180
Less: Foreign Taxes Withheld ..................         (518,530)        (63,044)          (311)
                                                  --------------   -------------   ------------
   TOTAL INVESTMENT INCOME ....................       39,507,960         874,260        337,869
                                                  --------------   -------------   ------------
EXPENSES
Investment Advisory Fees ......................       21,395,667         399,996        495,938
Shareholder Servicing Fees -- Investor Class ..        3,129,483          31,005         70,781
Administration Fees ...........................        1,291,650          20,198         23,686
Trustees' Fees ................................           28,555             249            498
Chief Compliance Officer Fees .................           21,543             605            662
Transfer Agent Fees ...........................          636,201          24,442         25,956
Printing Fees .................................          293,782           4,676          5,534
Custodian Fees ................................          173,619          27,196          4,034
Legal Fees ....................................          129,455           1,958          2,056
Registration & Filing Fees ....................           98,644          17,594         19,283
Audit Fees ....................................           20,133          18,489         18,484
Other Expenses ................................           25,954          10,954          1,216
                                                  --------------   -------------   ------------
   TOTAL EXPENSES .............................       27,244,686         557,362        668,128
Less:
   Investment advisory fees waiver ............       (1,755,757)         (1,694)       (12,128)
   Fees Paid Indirectly (Note 3) ..............         (197,279)        (10,637)        (9,647)
                                                  --------------   -------------   ------------
   NET EXPENSES ...............................       25,291,650         545,031        646,353
                                                  --------------   -------------   ------------
NET INVESTMENT INCOME (LOSS) ..................       14,216,310         329,229       (308,484)
                                                  --------------   -------------   ------------
NET REALIZED GAIN ON INVESTMENTS ..............       56,800,741       3,728,458      3,845,029
NET REALIZED LOSS ON FOREIGN CURRENCY
   TRANSACTIONS ...............................         (157,420)        (18,363)            --
NET CHANGE IN UNREALIZED APPRECIATION
   ON INVESTMENTS .............................      236,937,363         756,294      6,148,869
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON FOREIGN CURRENCIES
   AND TRANSLATION OF OTHER ASSETS AND
   LIABILITIES DENOMINATED IN FOREIGN
   CURRENCIES .................................          (17,121)          5,803             --
                                                  --------------   -------------   ------------
NET GAIN ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS ......................      293,563,563       4,472,192      9,993,898
                                                  --------------   -------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....   $  307,779,873   $   4,801,421   $  9,685,414
                                                  ==============   =============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEAR             YEAR
                                                                        ENDED            ENDED
                                                                      APRIL 30,        APRIL 30,
                                                                        2007             2006
                                                                   --------------   --------------
OPERATIONS:
   Net Investment Income .......................................   $   14,216,310   $    6,496,528
   Net Realized Gain on Investments ............................       56,800,741       32,051,985
   Net Realized Loss on Foreign Currency Transactions ..........         (157,420)        (440,382)
   Net Change in Unrealized Appreciation on Investments ........      236,937,363      140,836,158
   Net Change in Unrealized Depreciation on Foreign Currencies
      and Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies ........................          (17,121)              --
                                                                   --------------   --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      307,779,873      178,944,289
                                                                   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income:
      Investor Class Shares ....................................       (6,156,442)      (1,450,485)
      Institutional Class Shares ...............................       (7,212,438)      (2,100,550)
   Realized Gains:
      Investor Class Shares ....................................      (17,351,704)      (1,630,707)
      Institutional Class Shares ...............................      (14,603,800)      (1,887,601)
                                                                   --------------   --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...........................      (45,324,384)      (7,069,343)
                                                                   --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Investor Class Shares
      Issued ...................................................      854,327,384      637,675,370
      Reinvestment of Distributions ............................       22,040,692        2,970,793
      Redeemed .................................................     (259,072,362)    (113,033,190)
                                                                   --------------   --------------
   Net Increase from Investor Class Share Transactions .........      617,295,714      527,612,973
                                                                   --------------   --------------
   Institutional Class Shares
      Issued ...................................................      256,243,250      913,009,701
      Reinvestment of Distributions ............................       20,317,046        3,988,150
      Redeemed .................................................     (388,040,422)     (39,490,878)
                                                                   --------------   --------------
   Net Increase (Decrease) from Institutional
      Class Share Transactions .................................     (111,480,126)     877,506,973
                                                                   --------------   --------------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..      505,815,588    1,405,119,946
                                                                   --------------   --------------
   TOTAL INCREASE IN NET ASSETS ................................      768,271,077    1,576,994,892

NET ASSETS:
   Beginning of year ...........................................    1,873,941,380      296,946,488
                                                                   --------------   --------------
   End of year (including undistributed net investment income of
      $3,195,278 and $2,505,111, respectively) .................   $2,642,212,457   $1,873,941,380
                                                                   ==============   ==============
SHARE TRANSACTIONS:
   Investor Class Shares
      Issued ...................................................       43,775,942       36,267,955
      Reinvestment of Distributions ............................        1,072,288          166,008
      Redeemed .................................................      (13,178,592)      (6,354,532)
                                                                   --------------   --------------
   Total Increase in Investor Class Shares .....................       31,669,638       30,079,431
                                                                   --------------   --------------
   Institutional Class Shares
      Issued ...................................................       13,377,038       52,346,892
      Reinvestment of Distributions ............................          987,064          222,751
      Redeemed .................................................      (18,779,823)      (2,156,921)
                                                                   --------------   --------------
   Total Increase (Decrease) in Institutional Class Shares .....       (4,415,721)      50,412,722
                                                                   --------------   --------------
   NET INCREASE IN SHARES OUTSTANDING ..........................       27,253,917       80,492,153
                                                                   ==============   ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR          YEAR
                                                                       ENDED         ENDED
                                                                     APRIL 30,     APRIL 30,
                                                                       2007           2006
                                                                   ------------   -----------
OPERATIONS:
   Net Investment Income .......................................   $    329,229   $   349,395
   Net Realized Gain on Investments ............................      3,728,458     3,661,305
   Net Realized Loss on Foreign Currency Transactions ..........        (18,363)     (196,454)
   Net Change in Unrealized Appreciation on Investments ........        756,294     5,152,703
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Currencies and Translation of Other Assets and
      Liabilities Denominated in Foreign Currencies ............          5,803        (2,769)
                                                                   ------------   -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      4,801,421     8,964,180
                                                                   ------------   -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .......................................       (252,458)      (49,357)
   Realized Gains ..............................................     (4,574,594)   (3,286,349)
                                                                   ------------   -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...........................     (4,827,052)   (3,335,706)
                                                                   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ......................................................      5,377,017     8,913,305
   Reinvestment of Distributions ...............................      4,826,453     3,319,561
   Redemption Fees -- Note 2 ...................................         78,292         1,772
   Redeemed ....................................................    (12,774,744)   (4,102,069)
                                                                   ------------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ...............................     (2,492,982)    8,132,569
                                                                   ------------   -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....................     (2,518,613)   13,761,043

NET ASSETS:
   Beginning of year ...........................................     42,149,683    28,388,640
                                                                   ------------   -----------
   End of year (including undistributed net investment income
      of $80,452 and $22,044, respectively) ....................   $ 39,631,070   $42,149,683
                                                                   ============   ===========
SHARE TRANSACTIONS:
   Issued ......................................................        210,252       600,888
   Reinvestment of Distributions ...............................        196,943       152,329
   Redeemed ....................................................       (516,975)     (415,787)
                                                                   ------------   -----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING ...............       (109,780)      337,430
                                                                   ============   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR          YEAR
                                                                       ENDED         ENDED
                                                                     APRIL 30,     APRIL 30,
                                                                       2007          2006
                                                                   ------------   -----------
OPERATIONS:
   Net Investment Loss .........................................   $   (308,484)  $   (42,121)
   Net Realized Gain on Investments ............................      3,845,029       846,466
   Net Change in Unrealized Appreciation on Investments ........      6,148,869       725,953
                                                                   ------------   -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      9,685,414     1,530,298
                                                                   ------------   -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .......................................             --       (11,217)
   Realized Gains ..............................................     (1,010,681)     (228,763)
                                                                   ------------   -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...........................     (1,010,681)     (239,980)
                                                                   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ......................................................     61,678,576    10,567,250
   Reinvestment of Distributions ...............................      1,006,620       234,206
   Redemption Fees -- Note 2 ...................................          1,806         1,185
   Redeemed ....................................................    (12,886,333)     (658,098)
                                                                   ------------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..     49,800,669    10,144,543
                                                                   ------------   -----------
   TOTAL INCREASE IN NET ASSETS ................................     58,475,402    11,434,861

NET ASSETS:
   Beginning of year ...........................................     13,654,375     2,219,514
                                                                   ------------   -----------
   End of year (including net investment loss/distributions in excess of net investment income of $(22,039) and
      $(31,483), respectively) .................................   $ 72,129,777   $13,654,375
                                                                   ============   ===========
SHARE TRANSACTIONS:
   Issued ......................................................      4,283,752       750,875
   Reinvestment of Distributions ...............................         65,407        18,036
   Redeemed ....................................................       (877,137)      (49,194)
                                                                   ------------   -----------
   NET INCREASE IN SHARES OUTSTANDING ..........................      3,472,022       719,717
                                                                   ============   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            INVESTOR CLASS SHARES*
                                         ------------------------------------------------------------
                                                             YEAR ENDED APRIL 30,
                                         ------------------------------------------------------------
                                            2007          2006         2005         2004      2003(2)
                                         ----------     --------     --------     -------     -------
Net Asset Value, Beginning
   of Year ............................  $    18.98     $  16.31     $  14.91     $ 10.96     $ 12.84
Income (Loss) from
   Operations:
Net Investment Income .................        0.09(1)      0.09(1)      0.05(1)     0.06(1)     0.06
Net Realized and Unrealized
   Gain (Loss) ........................        2.25         2.66         1.41        3.97       (1.90)
                                         ----------     --------     --------     -------     -------
Total from Operations .................        2.34         2.75         1.46        4.03       (1.84)
                                         ----------     --------     --------     -------     -------
Dividends and Distributions:
Net Investment Income .................       (0.09)       (0.04)       (0.06)      (0.08)      (0.04)
Net Realized Gain .....................       (0.26)       (0.04)          --          --          --
                                         ----------     --------     --------     -------     -------
Total Dividends and
   Distributions ......................       (0.35)       (0.08)       (0.06)      (0.08)      (0.04)
                                         ----------     --------     --------     -------     -------
Net Asset Value,
   End of Year ........................  $    20.97     $  18.98     $  16.31     $ 14.91     $ 10.96
                                         ==========     ========     ========     =======     =======
TOTAL RETURN+ .........................       12.37%       16.87%        9.78%      36.93%     (14.31)%
                                         ==========     ========     ========     =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ........................  $1,676,270     $916,371     $296,946     $97,543     $23,622
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers and
   Fees Paid Indirectly) ..............        1.29%        1.34%        1.64%       2.01%       2.13%
Ratio of Expenses to
   Average Net Assets .................        1.20%        1.20%        1.51%       1.37%       1.30%
Ratio of Net Investment
   Income to Average
   Net Assets .........................        0.48%        0.51%        0.30%       0.46%       0.49%
Portfolio Turnover Rate ...............          59%          38%          43%         45%        118%

  * PRIOR TO NOVEMBER 3, 2005, INVESTOR CLASS SHARES WERE OFFERED AS INSTITUTIONAL CLASS SHARES.

  + TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)   PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND CAMBIAR OPPORTUNITY FUND ACQUIRED THE ASSETS AND INVESTMENTS OF THE UAM CAMBIAR OPPORTUNITY PORTFOLIO, A SERIES OF UAM FUNDS TRUST. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND CAMBIAR OPPORTUNITY FUND PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM CAMBIAR OPPORTUNITY PORTFOLIO.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       INSTITUTIONAL CLASS SHARES
                                                      ---------------------------
                                                        YEAR          NOVEMBER 3,
                                                        ENDED           2005* TO
                                                      APRIL 30,        APRIL 30,
                                                         2007             2006
                                                      ---------       -----------
Net Asset Value, Beginning of Period ..............   $   18.99       $     17.27
Income from Operations:
Net Investment Income .............................        0.15(1)           0.07(1)
Net Realized and Unrealized Gain ..................        2.25              1.74
                                                      ---------       -----------
Total from Operations .............................        2.40              1.81
                                                      ---------       -----------

Dividends and Distributions:
Net Investment Income .............................       (0.13)            (0.05)
Net Realized Gain .................................       (0.26)            (0.04)
                                                      ---------       -----------
Total Dividends and Distributions .................       (0.39)            (0.09)
                                                      ---------       -----------
Net Asset Value, End of Period ....................   $   21.00       $     18.99
                                                      =========       ===========
TOTAL RETURN+ .....................................       12.67%            10.49%
                                                      =========       ===========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .............   $ 965,942       $   957,570
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Expense Reimbursements and
   Fees Paid Indirectly) ..........................        1.03%             1.07%**
Ratio of Expenses to Average Net Assets ...........        0.95%             0.95%**
Ratio of Net Investment Income to
   Average Net Assets .............................        0.76%             0.80%**
Portfolio Turnover Rate ...........................          59%               38%***

  *   COMMENCEMENT OF OPERATIONS

 **   ANNUALIZED

***   PORTFOLIO TURNOVER IS FOR THE FUND FOR THE YEAR ENDED APRIL 30, 2006.

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.

(1)   PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR           YEAR          YEAR          YEAR       SEPTEMBER 9,
                                           ENDED         ENDED         ENDED         ENDED         2002* TO
                                         APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,       APRIL 30,
                                            2007          2006          2005          2004           2003
                                         ---------     ---------     ---------     ---------     ------------
Net Asset Value,
   Beginning of Period ................  $   26.05     $   22.17     $   20.43     $   13.52     $      14.55
Income (Loss) from Operations:
Net Investment Income .................       0.23(1)       0.25(1)       0.11(1)       0.13(1)          0.09
Net Realized and Unrealized
   Gain (Loss) ........................       3.50          6.06          1.65          6.89            (1.12)
                                         ---------     ---------     ---------     ---------     ------------
Total from Operations .................       3.73          6.31          1.76          7.02            (1.03)
                                         ---------     ---------     ---------     ---------     ------------
Dividends and Distributions:
Net Investment Income .................      (0.16)        (0.03)        (0.02)        (0.11)              --
Net Realized Gain .....................      (3.40)        (2.40)           --            --               --
                                         ---------     ---------     ---------     ---------     ------------
Total Dividends and
   Distributions ......................      (3.56)        (2.43)        (0.02)        (0.11)              --
                                         ---------     ---------     ---------     ---------     ------------
Redemption Fees .......................       0.05          0.00(2)         --          0.00(2)            --
                                         ---------     ---------     ---------     ---------     ------------
Net Asset Value,
   End of Period ......................  $   26.27     $   26.05     $   22.17     $   20.43     $      13.52
                                         =========     =========     =========     =========     ============
TOTAL RETURN+ .........................      15.61%++      30.65%         8.62%        51.97%++         (7.08)%++***
                                         =========     =========     =========     =========     ============
RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period
   (Thousands) ........................  $  39,631     $  42,150     $  28,388     $  22,496     $     13,860
Ratio of Expenses to Average Net
   Assets (Excluding Waivers and Fees
   Paid Indirectly) ...................       1.53%         1.50%         1.63%         2.05%            3.02%**
Ratio of Expenses to
   Average Net Assets .................       1.50%         1.50%         1.63%         1.75%            1.75%**
Ratio of Net Investment
   Income to Average
   Net Assets .........................       0.91%         1.08%         0.52%         0.70%            1.07%**
Portfolio Turnover Rate ...............         92%          102%           63%           76%              95%***

  *   COMMENCEMENT OF OPERATIONS

 **   ANNUALIZED

*** TOTAL RETURN AND PORTFOLIO TURNOVER ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

  + RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 ++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.

(1)   PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                   YEAR           YEAR        AUGUST 31,
                                                  ENDED          ENDED         2004* TO
                                                APRIL 30,      APRIL 30,       APRIL 30,
                                                   2007           2006           2005
                                                ---------      ---------      ----------
Net Asset Value, Beginning of Period ........   $   14.86      $   11.13      $    10.00
Income from Operations:
Net Investment Loss .........................       (0.11)(1)      (0.12)(1)       (0.05)(1)
Net Realized and Unrealized Gain ............        1.97           4.57            1.26
                                                ---------      ---------      ----------
Total from Operations .......................        1.86           4.45            1.21
                                                ---------      ---------      ----------
Dividends and Distributions:
Net Investment Income .......................          --          (0.03)          (0.03)
Net Realized Gain ...........................       (0.29)         (0.69)          (0.05)
                                                ---------      ---------      ----------
Total Dividends and Distributions ...........       (0.29)         (0.72)          (0.08)
                                                ---------      ---------      ----------
Redemption Fees .............................        0.00(2)        0.00(2)           --
                                                ---------      ---------      ----------
Net Asset Value, End of Period ..............   $   16.43      $   14.86      $    11.13
                                                =========      =========      ==========
TOTAL RETURN+ ...............................       12.63%         40.98%          12.09%***
                                                =========      =========      ==========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .......   $  72,130      $  13,654      $    2,220
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Expense Reimbursements
   and Fees Paid Indirectly) ................        1.55%          3.00%           6.55%**
Ratio of Expenses to Average Net Assets .....        1.50%          1.69%           1.85%**
Ratio of Net Investment Loss to
   Average Net Assets .......................       (0.72)%        (0.90)%         (0.63)%**
Portfolio Turnover Rate .....................          81%            91%             36%***

  *   COMMENCEMENT OF OPERATIONS

 **   ANNUALIZED

*** TOTAL RETURN AND PORTFOLIO TURNOVER ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

  + TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)   PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund and Cambiar Conquistador Fund (collectively the "Funds," individually a "Fund"). Each of the Funds seeks total return and capital preservation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

On September 21, 2005, the existing Institutional Class Shares of the Funds were renamed as Investor Class Shares. On November 3, 2005, the Cambiar Opportunity Institutional Class Shares commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

      USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
      obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      The Cambiar International Equity Fund uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Cambiar International Equity Fund's administrator and requests that a meeting of the Committee be held.

      Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser if the Fund is holding the relevant security that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee Meeting should be called based on the information provided. As of April 30, 2007, the International Equity Fund's securities were fair valued.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

      FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
      the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

      OPTIONS -- The Funds are authorized to purchase put and call options. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

      EXPENSES -- Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

      CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

      REDEMPTION FEES -- The Cambiar International Equity Fund and Cambiar Conquistador Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2007, the Funds retained fees of $78,292 and $1,806, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders.

3. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODY AGREEMENTS:

The Funds and SEI Investments Global Fund Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.08% of the first $500 million, 0.06% of the next $500 million, 0.045% of the next $2 billion and 0.035% of any amount above $3 billion of the Funds' average daily net assets, subject to a minimum fee of $225,000.

The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
Effective October 1, 2005, the Funds adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the "Adviser").

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the year, the Cambiar Opportunity, the Cambiar International Equity and the Cambiar Conquistador Funds earned credits of $197,279, $10,637 and $9,647, respectively, which were used to offset transfer agent expenses. These amounts are listed as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank of California, N.A. serves as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. INVESTMENT ADVISORY AGREEMENTS:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund's average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity and the Cambiar Conquistador Funds at an annual rate of 1.10% and 1.15%, respectively, of each Fund's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
the total operating expenses of the Cambiar Opportunity Fund's Investor Class Shares and the Institutional Class Shares from exceeding 1.20% and 0.95% of each Class' average daily net assets, respectively. The Adviser has also voluntarily agreed to waive a portion of its advisory fees, and to assume expenses, if necessary, in order to keep the Cambiar International Equity and Conquistador Funds' total operating expenses from exceeding 1.50% of each Fund's average daily net assets.

5. INVESTMENT TRANSACTIONS:

For the year ended April 30, 2007, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

                                                  PURCHASES           SALES
                                               --------------    --------------
      Opportunity Fund .....................   $1,790,752,307    $1,324,917,762
      International Equity Fund ............       32,530,681        36,414,424
      Conquistador Fund ....................       74,261,120        33,036,269

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Cambiar International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Cambiar International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions and certain net operating losses which, for tax purposes, are not available to offset future income. Permanent book and tax basis differences may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
Accordingly,   the  following  reclassifications  have  been  made  to/from  the following accounts:

                                                                    ACCUMULATED
                                                  NET INVESTMENT   NET REALIZED
                                                      INCOME        GAIN (LOSS)
                                                  --------------   ------------
Cambiar Opportunity Fund                            $(157,263)      $ 157,263
Cambiar International Equity Fund                     (18,363)         18,363
Cambiar Conquistador Fund                             317,928        (317,928)

The tax character of dividends and distributions paid during the last two fiscal years was as follows:

                                      ORDINARY       LONG-TERM
                                       INCOME      CAPITAL GAIN        TOTAL
                                    ------------   -------------   ------------
Opportunity Fund
   2007                              $26,357,722     $18,966,662    $45,324,384
   2006                                3,551,035       3,518,308      7,069,343

International Equity Fund
   2007                                1,779,520       3,047,532      4,827,052
   2006                                   49,357       3,286,349      3,335,706

Conquistador Fund
   2007                                  786,983         223,698      1,010,681
   2006                                  226,731          13,249        239,980

As of April 30, 2007, the components of Distributable Earnings on a tax basis were as follows:

                                      CAMBIAR         CAMBIAR         CAMBIAR
                                    OPPORTUNITY    INTERNATIONAL   CONQUISTADOR
                                       FUND         EQUITY FUND         FUND
                                    ------------   -------------   ------------
Undistributed Ordinary Income       $  3,286,504    $   688,728     $ 3,061,638
Undistributed Long-Term
   Capital Gain                       58,018,931        948,509         166,774
Post-October Currency Losses             (91,225)        (2,184)             --
Unrealized Appreciation              390,043,542      9,193,191       6,953,978
Other Temporary Differences             (306,642)        (1,450)        (22,039)
                                    ------------    -----------     -----------
Total Distributable Earnings        $450,951,110    $10,826,794     $10,160,351
                                    ============    ===========     ===========

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net realized gains. As of April 30, 2007, the Funds had no capital loss carryforwards.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2006 through April 30, 2007 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The  Federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation on investments, for Federal income tax purposes at April 30, 2007, were as follows:

                     FEDERAL       UNREALIZED     UNREALIZED    NET UNREALIZED
                    TAX COST      APPRECIATION   DEPRECIATION    APPRECIATION
                 --------------   ------------   ------------   --------------
Opportunity
   Fund          $2,256,769,137   $396,597,086    $(6,536,422)    $390,060,664

International
   Equity Fund       30,288,780      9,401,779       (212,054)       9,189,725

Conquistador
   Fund              65,423,147      7,924,716       (970,738)       6,953,978

7. RISKS:

At April 30, 2007, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
8. OTHER:

At April 30, 2007, 41% of total shares outstanding were held by one record shareholder in the Cambiar Opportunity Fund, Investor Class, 91% of total shares outstanding were held by one record shareholder in the Cambiar Opportunity Fund, Institutional Class, and 61% of total shares outstanding were held by one record shareholder in the Cambiar Conquistador Fund. The Cambiar International Fund had no shareholders owning 10% or more of total shares outstanding.

9. NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi-annual report on October 31, 2007. As of April 30, 2007, the Fund has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September  2006,  FASB issued  STATEMENT ON  FINANCIAL  ACCOUNTING  STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

The Board selected Ernst & Young LLP (E&Y) to serve as the Funds' independent registered public accounting firm commencing with the fiscal year ended April 30, 2006. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on November 14, 2005. During the Funds' fiscal years ended April 30, 2005 and April 30, 2004, neither the Fund, its portfolios nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

The selection of E&Y did not reflect any disagreements with or dissatisfaction by the Funds or the Board with the performance of the Funds' prior auditor, PricewaterhouseCoopers LLP (PwC). The decision to dismiss PwC effective upon its completion of its audits for the fiscal year ended April 30, 2005 and to select E&Y was recommended by the Funds' Audit Committee and approved by the Funds' Board of Trustees. PwC's report on the Funds' financial statements for the fiscal years ended April 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal year ended April 30, 2005 and April 30, 2004, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation SK under the Securities and Exchange Act of 1934, as amended.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Cambiar Opportunity Fund
Cambiar International Equity Fund
Cambiar Conquistador Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Cambiar Opportunity Fund, Cambiar International Equity Fund and Cambiar Conquistador Fund (three of the funds constituting The Advisors' Inner Circle Fund (the "Trust")) as of April 30, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through April 30, 2005 were audited by other auditors, whose report dated June 24, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Cambiar Opportunity Fund, Cambiar International Equity Fund and Cambiar Conquistador Fund of The Advisors' Inner Circle Fund at April 30, 2007, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
June 19, 2007

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's

                                                                     TERM OF
                                    POSITION(S)                     OFFICE AND
 NAME, ADDRESS,                      HELD WITH                      LENGTH OF
      AGE 1                          THE TRUST                    TIME SERVED 2
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER                     Chairman                      (Since 1991)
60 yrs. old                        of the Board
                                   of Trustees

--------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-845-3885. The following chart lists Trustees and Officers as of April 30, 2007.

                                           NUMBER OF
                                          PORTFOLIOS
                                       IN THE ADVISORS'
                                       INNER CIRCLE FUND
       PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD               OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                MEMBER                   HELD BY BOARD MEMBER 3
----------------------------------------------------------------------------------------------------
SEI employee 1974-present. Currently          38           Trustee of The Advisors' Inner Circle
performs various services on behalf                        Fund II, Bishop Street Funds, SEI Asset
of SEI Investments for which Mr.                           Allocation Trust, SEI Daily Income
Nesher is compensated. Executive                           Trust, SEI Index Funds. SEI
Vice President of SEI Investments,                         Institutional International Trust, SEI
1986-1994. Director and Executive                          Institutional Investments Trust, SEI
Vice President of the Administrator                        Institutional Managed Trust, SEI Liquid
and the Distributor, 1981-1994.                            Asset Trust, SEI Tax Exempt Trust, SEI
                                                           Opportunity Master Fund, L.P., SEI
                                                           Opportunity Fund, L.P., SEI Absolute
                                                           Return Master Fund, L.P., SEI Absolute
                                                           Return Fund, L.P., SEI Global Master
                                                           Fund, PLC, SEI Global Assets Fund, PLC,
                                                           SEI Global Investments Fund, PLC, SEI
                                                           Investments Global, Limited, SEI
                                                           Investments Global Fund Services
                                                           Limited, SEI Investments (Europe) Ltd.,
                                                           SEI Investments-Unit Trust Management
                                                           (UK) Limited, and SEI Global Nominee
                                                           Ltd.
----------------------------------------------------------------------------------------------------

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     TERM OF
                                    POSITION(S)                     OFFICE AND
 NAME, ADDRESS,                      HELD WITH                      LENGTH OF
      AGE 1                          THE TRUST                    TIME SERVED 2
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS (CONTINUED)

WILLIAM M. DORAN                      Trustee                      (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
66 yrs. old

--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS

EUGENE B. PETERS                      Trustee                      (Since 1993)
77 yrs. old

--------------------------------------------------------------------------------
JAMES M. STOREY                       Trustee                      (Since 1994)
75 yrs. old

--------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

                                           NUMBER OF
                                          PORTFOLIOS
                                       IN THE ADVISORS'
                                       INNER CIRCLE FUND
       PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD               OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                MEMBER                   HELD BY BOARD MEMBER 3
----------------------------------------------------------------------------------------------------
Self Employed Consultant since 2003.          38           Director of SEI Investments Company and
Partner, Morgan, Lewis & Bockius LLP                       SEI Investments Distribution Co., SEI
(law firm) from 1976-2003, counsel                         Investments-Global Fund Services,
to the Trust, SEI Investments, the                         Limited, SEI Investments Global Limited,
Administrator and the Distributor.                         SEI Investments (Europe), Limited, SEI
Director of SEI Investments since                          Investments (Asia) Limited, SEI Asset
1974; Secretary of SEI Investments                         Korea Co., Ltd. Trustee of The Advisors'
since 1978.                                                Inner Circle Fund II, SEI Investments,
                                                           Bishop Street Funds, SEI Asset
                                                           Allocation Trust, SEI Daily Income
                                                           Trust, SEI Index Funds, SEI
                                                           Institutional International Trust, SEI
                                                           Institutional Investments Trust, SEI
                                                           Institutional Managed Trust, SEI Liquid
                                                           Asset Trust and SEI Tax Exempt Trust.
----------------------------------------------------------------------------------------------------

Private investor from 1987 to                 38           Trustee of The Advisors' Inner Circle
present. Vice President and Chief                          Fund II and Bishop Street Funds.
Financial officer, Western Company
of North America (petroleum service
company), 1980-1986. President of
Gene Peters and Associates (import
company), 1978-1980. President and
Chief Executive Officer of Jos.
Schlitz Brewing Company before 1978.
----------------------------------------------------------------------------------------------------

Attorney, Solo Practitioner since             38           Trustee of The Advisors' Inner Circle
1994. Partner, Dechert, September                          Fund II, Bishop Street Funds, SEI Asset
1987-December 1993.                                        Allocation Trust, SEI Daily Income
                                                           Trust, SEI Index Funds, SEI
                                                           Institutional International Trust, SEI
                                                           Institutional Investments Trust, SEI
                                                           Institutional Managed Trust, SEI Liquid
                                                           Asset Trust and SEI Tax Exempt Trust,
                                                           and the U.S. Charitable Gift Trust.
----------------------------------------------------------------------------------------------------

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     TERM OF
                                    POSITION(S)                     OFFICE AND
 NAME, ADDRESS,                      HELD WITH                      LENGTH OF
      AGE 1                          THE TRUST                    TIME SERVED 2
--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

GEORGE J. SULLIVAN, JR.               Trustee                      (Since 1999)
64 yrs. old

--------------------------------------------------------------------------------
BETTY L. KRIKORIAN                    Trustee                      (Since 2005)
63 yrs. old

--------------------------------------------------------------------------------
CHARLES E. CARLBOM                    Trustee                      (Since 2005)
72 yrs. old

--------------------------------------------------------------------------------
MITCHELL A. JOHNSON                   Trustee                      (Since 2005)
64 yrs. old

--------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

                                           NUMBER OF
                                          PORTFOLIOS
                                       IN THE ADVISORS'
                                       INNER CIRCLE FUND
       PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD               OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                MEMBER                   HELD BY BOARD MEMBER 3
----------------------------------------------------------------------------------------------------
Chief Executive Officer, Newfound             38           Trustee, State Street Navigator
Consultants, Inc. since April 1997.                        Securities Lending Trust, since 1995.
General Partner, Teton Partners,                           Trustee of The Fulcrum Trust. Trustee of
L.P., June 1991-December 1996; Chief                       the Advisors' Inner Circle Fund II,
Financial Officer, Nobel Partners,                         Bishop Street Funds, SEI Asset
L.P., March 1991-December 1996;                            Allocation Trust, SEI Daily Income
Treasurer and Clerk, Peak Asset                            Trust, SEI Index Funds, SEI
Management. Inc., since 1991.                              Institutional International Trust, SEI
                                                           Institutional Investments Trust, SEI
                                                           Institutional Managed Trust, SEI Liquid
                                                           Asset Trust, SEI Tax Exempt Trust, SEI
                                                           Opportunity Master Fund, L.P., SEI
                                                           Absolute Return Fund, L.P. and SEI
                                                           Opportunity Fund, L.P.
----------------------------------------------------------------------------------------------------
Self-Employed Legal and Financial             38           Trustee of The Advisors' Inner Circle
Services Consultant since 2003.                            Fund II and Bishop Street Funds.
State Street Bank Global Securities
and Cash Operations from 1995 to
2003.
----------------------------------------------------------------------------------------------------
Self-Employed Business Consultant,            38           Director, Crown Pacific, Inc. Trustee of
Business Project Inc. since 1997.                          The Advisors' Inner Circle Fund II and
CEO and President, United Grocers                          Bishop Street Funds.
Inc. from 1997 to 2000.
----------------------------------------------------------------------------------------------------
Retired.                                      38           Director, Federal Agricultural Mortgage
                                                           Corporation. Trustee of The Advisors'
                                                           Inner Circle Fund II and Bishop Street
                                                           Funds.
----------------------------------------------------------------------------------------------------

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     TERM OF
                                    POSITION(S)                     OFFICE AND
 NAME, ADDRESS,                      HELD WITH                      LENGTH OF
      AGE 1                          THE TRUST                     TIME SERVED
--------------------------------------------------------------------------------
OFFICERS

JAMES F. VOLK, CPA                   President                      (Since 2003)
44 yrs. old

--------------------------------------------------------------------------------
MICHAEL LAWSON                    Controller and                    (Since 2005)
46 yrs. old                   Chief Financial Officer

--------------------------------------------------------------------------------
RUSSELL EMERY                    Chief Compliance                   (Since 2006)
43 yrs. old                           Officer

--------------------------------------------------------------------------------
JAMES NDIAYE                      Vice President                    (Since 2004)
38 yrs. old                        and Secretary

--------------------------------------------------------------------------------
TIMOTHY D. BARTO             Assistant Vice President               (Since 2000)
38 yrs. old                   and Assistant Secretary

--------------------------------------------------------------------------------
SOFIA ROSALA                 Assistant Vice President               (Since 2006)
32 yrs. old                   and Assistant Secretary

--------------------------------------------------------------------------------
NICOLE WELCH                        AML Officer                     (Since 2005)
29 yrs. old

--------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

                                           NUMBER OF
                                          PORTFOLIOS
                                       IN THE ADVISORS'
                                       INNER CIRCLE FUND
       PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD               OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                MEMBER                    HELD BY BOARD MEMBER
-------------------------------------------------------------------------------------------
Senior Operations Officer, SEI                N/A                              N/A
Investments, Fund Accounting and
Administration (1996- present);
Assistant Chief Accountant for the
U.S. Securities and Exchange
Commission's Division of Investment
Management (1993-1996).
-------------------------------------------------------------------------------------------
Director, SEI Investments, Fund               N/A                              N/A
Accounting since July 2005. Manager,
SEI Investments AVP from April 1995
to February 1998 and November 1998
to July 2005.
-------------------------------------------------------------------------------------------
Director of Investment Product                N/A                              N/A
Management and Development at SEI
Investments since February 2003.
Senior Investment Analyst, Equity
team at SEI Investments from March
2000 to February 2003.
-------------------------------------------------------------------------------------------
Employed by SEI Investments Company           N/A                              N/A
since 2004. Vice President, Deusche
Asset Management from 2003-2004.
Associate, Morgan, Lewis & Bockius
LLP from 2000- 2003. Counsel,
Assistant Vice President, ING
Variable Annuities Group from
1999-2000.
-------------------------------------------------------------------------------------------
General Counsel, Vice President and           N/A                              N/A
Assistant Secretary of SEI
Investments Global Funds Services
since 1999; Associate, Dechert (law
firm) from 1997-1999; Associate,
Richter, Miller & Finn (law firm)
from 1994-1997.
-------------------------------------------------------------------------------------------
Vice President and Assistant                  N/A                              N/A
Secretary of SEI Investments
Management Corp. and SEI Global
Funds Services since 2005.
Compliance Officer of SEI
Investments from 2001-2004. Account
and Product Consultant SEI Private
Trust Company, 1998-2001.
-------------------------------------------------------------------------------------------
Assistant Vice President and AML              N/A                              N/A
Compliance Officer of SEI
Investments since January 2005.
Compliance Analyst at TD Waterhouse
from January 2004 to November 2004.
Senior Compliance Analyst at UBS
Financial Services from October 2002
to January 2004. Knowledge
Management Analyst at
PricewaterhouseCoopers Consulting
from September 2000 to October 2002.
-------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                  BEGINNING    ENDING
                                                   ACCOUNT     ACCOUNT    ANNUALIZED   EXPENSES PAID
                                                    VALUE       VALUE       EXPENSE        DURING
                                                   11/01/06    4/30/07      RATIOS        PERIOD*
----------------------------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND -- INVESTOR CLASS
----------------------------------------------------------------------------------------------------
Actual Fund Return                                $1,000.00   $1,078.30      1.20%         $6.18
Hypothetical 5% Return                             1,000.00    1,018.84      1.20           6.01
----------------------------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND -- INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
Actual Fund Return                                $1,000.00   $1,079.50      0.95%         $4.90
Hypothetical 5% Return                             1,000.00    1,020.08      0.95           4.76
----------------------------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------
Actual Fund Return                                $1,000.00   $1,141.20      1.51%         $8.02
Hypothetical 5% Return                             1,000.00    1,017.31      1.51           7.55
----------------------------------------------------------------------------------------------------
CAMBIAR CONQUISTADOR FUND
----------------------------------------------------------------------------------------------------
Actual Fund Return                                $1,000.00   $1,122.60      1.49%         $7.84
Hypothetical 5% Return                             1,000.00    1,017.41      1.49           7.45
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

For shareholders that do not have an April 30, 2007 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2007, each portfolio is designating the following items with regard to distributions paid during the year.

                                                                                         QUALIFYING
                            LONG TERM        ORDINARY                                   FOR CORPORATE
                           CAPITAL GAIN       INCOME      TAX EXEMPT       TOTAL       DIVIDENDS REC.
                          DISTRIBUTIONS   DISTRIBUTIONS    INTEREST    DISTRIBUTIONS    DEDUCTION (1)
                          -------------   -------------   ----------   -------------   --------------
Cambiar Opportunity ...      41.85%          58.15%         0.00%         100.00%          87.30%
Cambiar International
   Equity .............      62.32%          37.68%         0.00%         100.00%           4.49%
Cambiar Conquistador ..      22.13%          77.87%         0.00%         100.00%           4.04%

                            QUALIFYING         U.S.       QUALIFYING     QUALIFYING            FEDERAL
                             DIVIDEND       GOVERNMENT     INTEREST      SHORT-TERM          WITHHOLDING
                            INCOME (2)     INTEREST (3)   INCOME (4)   CAPITAL GAIN (5)   PASS THROUGH (6)
                          -------------   -------------   ----------   ----------------   ----------------
Cambiar Opportunity ...      83.13%           0.00%         0.00%           100.00%            0.00%
Cambiar International
   Equity .............      64.17%           0.00%         0.00%            66.24%            3.42%
Cambiar Conquistador ..       4.06%           0.00%         0.00%           100.00%            0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS."

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(6) FOREIGN TAX CREDIT PASS THROUGH REPRESENTS AMOUNTS ELIGIBLE FOR THE FOREIGN TAX CREDIT AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." THE CAMBIAR INTERNATIONAL FUND INTENDS TO PASS THROUGH A FOREIGN TAX CREDIT TO SHAREHOLDERS. FOR THE FISCAL YEAR ENDED APRIL 30, 2007, THE TOTAL AMOUNT OF FOREIGN SOURCE INCOME WAS $873,439. THE TOTAL AMOUNT OF FOREIGN TAXES PAID WAS $63,044. YOUR ALLOCABLE SHARES OF FOREIGN TAX CREDIT WILL BE REPORTED ON FORM 1099 DIV.

                                THE CAMBIAR FUNDS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                 1-866-777-8227

                               INVESTMENT ADVISER
                             Cambiar Investors, LLC
                              2401 E. Second Avenue
                                    Suite 400
                                Denver, CO 80206

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                          Morgan, Lewis & Bockius, LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

          This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-0500

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") to the Trust

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2007 and for the fiscal year 2006 as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2007                                                  2006
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit           $56,470            N/A               N/A             $52,800             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-             N/A             N/A               N/A                N/A              N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax                N/A             N/A               N/A                N/A              N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All                N/A             N/A               N/A                N/A              N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)     Not applicable.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:


           --------------------------- ---------------- ---------------
                                            2007             2006
           --------------------------- ---------------- ---------------
           Audit-Related Fees                0%               0%

           --------------------------- ---------------- ---------------
           Tax Fees                          0%               0%

           --------------------------- ---------------- ---------------
           All Other Fees                    0%               0%

           --------------------------- ---------------- ---------------

(f)        Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for fiscal year 2007 and fiscal year 2006 were $0 and $0, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                    The Advisors' Inner Circle Fund


By (Signature and Title)*                       /s/ James F. Volk
                                                --------------------------------
                                                James F. Volk, President

Date:  June 27, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                       /s/ James F. Volk
                                                --------------------------------
                                                James F. Volk, President

Date:  June 27, 2007


By (Signature and Title)*                       /s/ Michael Lawson
                                                --------------------------------
                                                Michael Lawson, Controller & CFO

Date:  June 27, 2007


* Print the name and title of each signing officer under his or her signature.